Three First National Plaza
70 West Madison Street, Suite 3300
Chicago, Illinois 60602-5046
312 372-1121
Fax 312 372-2098


September 11, 1998

As counsel for Fasciano Fund, Inc. (the "Fund"), we consent to the incorporation by reference of our opinion dated October 25, 1996 as an exhibit to post-effective amendment no. 8 to the registration statement of the Fund, Securities Act file no. 33-23997 on Form N-1A, filed on October 31, 1996. In giving this consent we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

/s/ Bell, Boyd & Lloyd